SCHEDULE 14A
                                 (RULE l4a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement           | |  Confidential, For Use of the
                                                Commission Only (as permitted
                                                By Rule 14a-6(e) (2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or- Rule 14a-12


                             ICC TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|x|  No fee required
| |  Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

          1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

          2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

          4) Proposed maximum aggregate value of transaction:
                                                             -------------------
          5) Total fee paid:
                            ----------------------------------------------------

|_|  Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount Previously Paid:
                                      ------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:
                                                            --------------------
          (3)  Filing Party:
                            ----------------------------------------------------
          (4)  Date Filed:
                          ------------------------------------------------------

                                                                PRELIMINARY COPY


                             ICC TECHNOLOGIES, INC.

                          44 W. 18th Street, 6th Floor
                            New York, New York 10011



                                                              February ___, 1999

Dear Fellow Stockholder:

       You are cordially invited to attend the Special Meeting of Stockholders of ICC Technologies, Inc. (the "Company"), to be held in the ballroom at the Masonic Hall located at 71 West 23rd Street, New York NY 10010 on March 16th, 1999, at 9:30 a.m., local time.

       At the Special Meeting, you will be asked to consider and approve four matters. Three matters relate to amendments to the Company's Certificate of Incorporation to provide for (i) a change in the name of the Company to Rare Medium Group, Inc., (ii) an increase in the authorized Common Stock of the Company from 50 million shares to 200 million shares, and (iii) the classification of the Company's Board of Directors. In addition, you will be asked to consider and approve the adoption of the Company's 1998 Long-Term Incentive Plan.

       The enclosed proxy statement contains important information concerning the proposals to be considered at the Special Meeting. We hope you will take the time to study it carefully. Your vote is very important, regardless of how many shares you own. Even if you presently plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card promptly in the accompanying self-addressed postage prepaid envelope. If you do join us at the Special Meeting and wish to vote in person, you may revoke your proxy at that time.

                                            Sincerely,



                                            /s/ Glenn S. Meyers
                                            ------------------------------------
                                            Glenn S. Meyers
                                            Chairman of the Board, President
                                            and Chief Executive Officer

                                                                PRELIMINARY COPY

                             ICC TECHNOLOGIES, INC.

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            To Be Held March 16, 1999

--------------------------------------------------------------------------------

To the Stockholders of ICC Technologies, Inc.:

       Please take notice that a Special Meeting of Stockholders of ICC Technologies, Inc., a Delaware corporation (the "Company") will be held in the ballroom at the Masonic Hall, located at 71 West 23rd Street, New York NY 10010, on March 16, 1999, at 9:30 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:

     1. To approve a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Rare Medium Group, Inc.;

     2. To approve a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 50,000,000 shares to 200,000,000 shares;

     3. To approve a proposal to amend the Company's Certificate of Incorporation to divide the Board of Directors into three classes; and

     4. To approve a proposal to adopt the Company's 1998 Long-Term Incentive Plan.

       The Board of Directors has fixed the close of business on January 29, 1999 as the record date for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

       YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


New York, New York                           By Order of the Board of Directors.
February ___, 1999

                                             /s/ John S. Gross,
                                             -----------------------------------
                                             John S. Gross, Senior Vice
                                             President, Chief Financial
                                             Officer, Treasurer and Assistant
                                             Secretary

--------------------------------------------------------------------------------
                                    Important

         Please complete, sign, date and promptly mail your proxy card.
--------------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                             ICC TECHNOLOGIES, INC.

                          44 W. 18th Street, 6th Floor
                            New York, New York 10011
                 -----------------------------------------------

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 16, 1999
                ------------------------------------------------

                               GENERAL INFORMATION

       This Proxy Statement and the accompanying proxy card are being furnished to the stockholders ("Stockholders") of ICC Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use in voting at the Special Meeting of Stockholders to be held in the ballroom at the Masonic Hall, located at 71 West 23rd Street, New York NY 10010, on March 16, 1999, at 9:30 a.m., local time, and at any and all adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed or delivered to Stockholders of the Company on or about February __, 1999.

       At the Special Meeting, Stockholders will be asked to consider and vote upon the following proposals:

       1. To approve a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Rare Medium Group, Inc.;

       2. To approve a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 50,000,000 shares to 200,000,000 shares;

       3. To approve a proposal to amend the Company's Certificate of Incorporation to divide the Board of Directors into three classes; and

       4. To approve a proposal to adopt the Company's 1998 Long-Term Incentive Plan.

       The Board of Directors of the Company has unanimously voted for and approved the above proposals and recommends a vote for approval of each of the above proposals by the Stockholders of the Company entitled to vote at the Special Meeting.

Voting Rights and Voting Securities

       The Board has fixed the close of business on January 29, 1999 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Special Meeting (the "Record Date"). Only Stockholders of record at the close of business on the Record Date will be entitled to vote at the Special

Meeting or any and all adjournments or postponements thereof. On the Record Date, the Company had 30,730,170 shares of Common Stock, par value $0.01 per share (the "Common Stock") issued and outstanding. Each holder of Common Stock will be entitled to one vote per share, either in person or by proxy, on each matter presented to the Stockholders of the Company at the Special Meeting.

       The enclosed proxy provides that each Stockholder may specify that his or her shares be voted "For," "Against," or "Abstain" from voting with respect to each of the proposals. If the enclosed proxy is properly executed, duly returned to the Company in time for the Special Meeting and not revoked, your shares will be voted in accordance with the instructions contained thereon. Where a signed proxy is returned, but no specific instructions are indicated, your shares will be voted "FOR" each of the proposals. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Special Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated.

       Any Stockholder who executes and returns a proxy may revoke it in writing at any time before it is voted at the Special Meeting by: (i) filing with the Secretary or Assistant Secretary of the Company, at the above address, written notice of such revocation bearing a later date than the proxy or a subsequent, later dated and signed proxy relating to the same shares; or (ii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy).

       The holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the votes entitled to be cast at the Special Meeting (whether or not represented in person or by proxy at the Special Meeting ) is required to approve Proposals 1, 2 and 3. The affirmative vote of the holders of a majority of the votes represented in person or by proxy at the Special Meeting is required to approve Proposal 4.

       The directors and executive officers of the Company holding an aggregate of approximately 6.0% of the outstanding shares of Common Stock on the Record Date have indicated that they intend to vote all of their shares "FOR" the approval of Proposals 1, 2, 3 and 4.

       All votes will be tabulated by a representative of the American Stock Transfer & Trust Company, transfer agent for the Company's Common Stock, who will serve as the inspector of elections at the meeting and who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information, as of January 15, 1999, regarding beneficial ownership of the shares of Common Stock of the Company by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the shares of Common Stock, (ii) each of the Company's named executive officers under the Summary Compensation Table under the heading "Executive Compensation," (iii) each Director, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the Stockholders listed possess sole voting and investment power with respect to the shares indicated as owned by them.

                                                                               Number of            Percentage
Name and Address (1)                   Position                               Shares Owned           of Class
--------------------                   --------                               ------------          ----------
Glenn S. Meyers                        Chairman of the Board of                1,821,274(2)            5.9%
                                       Directors, President and CEO

William A. Wilson                      Former President and CEO                  605,000(3)            1.9%

John Gross                             Senior Vice President, Chief                 --  (4)            0.0%
                                       Financial Officer, Treasurer
                                       and Assistant Secretary

Jeffrey M. Killeen                     Director                                     --  (5)            0.0%

Richard T. Liebhaber                   Director                                     --  (6)            0.0%

Steve Winograd                         Director                                   45,030(5)            0.1%

Irwin L. Gross                         Former Chairman of the                  2,841,061(7)            8.8%
Ocean Castle Investments               Board, President and CEO
1811 Chestnut Street, #120
Philadelphia PA  19103

Wisconsin Investment Board                                                     2,020,900               6.6%
121 E. Wilson Street
Madison WI  53702

Laura Huberfeld/Naomi Bodner                                                   3,441,005              11.2%
Partnership
152 W. 57th Street
New York, NY  10019

All Executive Officers and Directors                                           1,866,304               6.0%
as a group (8 persons)

------------------
(1) Addresses are included for beneficial owners of more than 5%.
    Beneficial ownership has been determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

                  [NOTES CONTINUED ON FOLLOWING PAGE]

(2) Includes 1,454,607 shares of Common Stock and currently exercisable options to purchase 333,667 shares. Does not include options to purchase an additional 1,633,333 shares at $2.375 that will vest through 4/15/03.

(3) Consists of shares of Common Stock which may be acquired pursuant to currently exercisable options.

(4) Does not include options to purchase 150,000 shares of Common Stock at $2.375 that will vest annually through 5/31/01, contingent on continued employment.

(5) Does not include options to purchase 75,000 shares of Common Stock at $1.9375 that will vest annually through 10/28/01, contingent on continued service as a director (applies to each Killeen and Winograd).

(6) Does not include options to purchase 75,000 shares of Common Stock at $2.8125 that will vest annually through 11/2/01, contingent on continued service as a director.

(7) Includes 664,693 shares of Common Stock and currently exercisable options to purchase 475,000 shares of Common Stock and warrants to purchase 698,000 shares. Also includes 651,692 shares of Common Stock held of record by a Trust for the benefit of the children of Mr. Irwin Gross, with respect to which their is an independent Trustee, and 351,676 shares held by a Charitable Trust for the benefit of Mr. Irwin Gross, with respect to which Mr. Irwin Gross exercises voting and investment power. Does not include options to purchase 500,000 shares which will vest ratably over a three year period ending April 2001.

                                   PROPOSAL 1

           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO RARE MEDIUM GROUP, INC.

       The Board of Directors has unanimously approved and recommends to the Stockholders an amendment to the Company's Certificate of Incorporation to change the name of the Company from ICC Technologies, Inc. to Rare Medium Group, Inc. The Board of Directors believes that the change in name will better reflect the present operations and business of the Company.

       The Company, through its wholly-owned subsidiaries, Rare Medium, Inc., I/O 360, Inc. and DigitalFacades Corporation, provides Internet professional services primarily to large and medium sized businesses. Such services focus on the design, delivery and implementation of Internet web site applications and strategies. Prior to April 1998, the Company had been engaged principally in the design, development, manufacture and marketing of desiccant based climate control systems. Through a series of transactions during 1998, the Company restructured its operations to focus on the business of providing Internet professional services and divested itself of its desiccant based climate control systems operations.

       On April 15, 1998, the Company acquired by merger all of the stock of Rare Medium, Inc., a privately held New York corporation, engaged in the design, delivery and implementation of Internet web site applications and strategies, with its principal offices located in New York City. Total consideration for the purchase was approximately $46.2 million, consisting of a combination of $10 million in cash, 4,269,300 shares of Common Stock of the Company, and the balance in a secured promissory note.

       On August 14, 1998, the Company acquired by merger all of the stock of I/O 360, Inc., a privately held New York corporation, and DigitalFacades Corporation, a privately held California corporation, each engaged in the design, delivery and implementation of Internet web site applications and strategies. In consideration of the purchase of I/O 360, the Company issued 786,559 shares of Common Stock of the Company valued at $3.0 million. In consideration for the purchase of DigitalFacades, the Company issued 719,144 shares of Common Stock of the Company valued at $3.0 million.

       On October 14, 1998, the Company, through its wholly-owned subsidiary, ICC Desiccant Technologies, Inc., completed the sale of a majority of its partnership interests in the desiccant based climate control systems operating limited partnership, Fresh Air Solutions, L.P., a Pennsylvania limited partnership, and retained a passive investment, minority limited partnership interest in Fresh Air Solutions, L.P.

       If the name change is approved, current Company stock certificates will remain valid and no exchange of certificates will be required, unless and until the securities are sold or transferred.

       Under Delaware law, the amendment would become effective upon Stockholder approval and filing of the amendment to the Certificate of Incorporation with the Secretary of State of Delaware. The Amendment to the Certificate of

Incorporation will be filed as soon as reasonably practicable after the adoption and approval of Proposal 1 by the Company's Stockholders. If Proposal 1 is adopted, Article FIRST of the Company's Certificate of Incorporation will be amended to read as follows:

       "FIRST: The name of the corporation is Rare Medium Group, Inc."

       The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required to approve Proposal 1. As a result, abstentions and broker non-votes are effectively equivalent to votes against Proposal 1.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 1.


                                   PROPOSAL 2

           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                     FROM 50,000,000 TO 200,000,000 SHARES.

       The Board of Directors has unanimously approved and recommends to the Stockholders an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000. The Company's Certificate of Incorporation currently authorizes 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. The Company's Certificate of Incorporation was last amended in June, 1990 to increase the number of shares of Common Stock authorized from 25,000,000 shares to 50,000,000 shares.

       As of January 15, 1999 there were 30,730,170 shares of Common Stock issued and outstanding and a total of approximately 9.7 million additional shares were reserved for issuance under the Company's Non-Qualified Stock Option Plan, the Amended and Restated Equity Plan for Directors, the 1998 Long-Term Incentive Plan (which is subject to Stockholder approval under Proposal 4 below), and upon the exercise of various warrants and rights that have been issued by the Company. The Board of Directors believes that it is in the best interests of the Company and its Stockholders that additional shares of Common Stock should be available for capital formation in order to pursue additional potential sources of equity capital from time to time and to take advantage of business opportunities as they arise. Although the Company is presently pursuing additional potential sources of equity capital, no arrangements have been made to secure such capital for which the proposed increase in authorized shares of Common Stock would be required. The Board of Directors also believes that the availability for the issuance of a sufficient number of shares of its Common Stock will provide the Company with greater flexibility to take advantage of favorable business opportunities and meet business needs as they arise, including the acquisition of other businesses in the future. Although the Company is presently pursuing business opportunities and acquisition candidates, there are no present plans or arrangements to effect any such opportunities or acquisitions for which the proposed increase in authorized shares of Common

Stock would be required. In addition, such increase in authorized shares of Common Stock will provide for the availability of shares to be reserved for issuance pursuant to awards to be made under the Company's 1998 Long-Term Incentive Stock Option Plan which is discussed under Proposal 4 of this Proxy Statement, if approved. The issuance of additional shares of Common Stock for capital formation purposes or otherwise will result in the dilution of the ownership interests of the current Stockholders of the Company.

       Under Delaware law, the amendment would become effective upon Stockholder approval and filing of the amendment to the Certificate of Incorporation with the Secretary of State of Delaware. The Amendment to the Certificate of Incorporation will be filed as soon as reasonably practicable after the adoption and approval of Proposal 2 by the Company's Stockholders. If Proposal 2 is adopted, Article FOURTH will be amended to read as follows:

       "FOURTH: The aggregate number of shares which the corporation shall have authority to issue shall be:

          "Two Hundred Million (200,000,000) shares of Common Stock, each of which shall have a par value of One Cent ($0.01), and Ten Million (10,000,000) shares of Preferred Stock, each of which have a par value of One Cent ($0.01). The Board of Directors, in its sole discretion, shall have full and complete authority, by resolutions, from time to time, to establish one or more series or classes and to issue shares of Preferred Stock, and to fix, determine and vary the voting rights, designations, preferences, restrictions, qualifications, privileges, limitations, options, conversion rights and other special rights of each series or class of Preferred Stock, including, but not limited to, dividend rates and manner of payment, preferential amounts payable upon voluntary or involuntary liquidation, voting rights, conversion rights, redemption prices, terms and conditions and sinking fund and stock purchase prices, terms and conditions."

       The affirmative vote of a majority of outstanding shares of Common Stock entitled to vote at the meeting is required to approve Proposal 2. As a result, abstentions and broker non-votes are effectively equivalent to votes against Proposal 2.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 2.


                                   PROPOSAL 3

                    AMENDMENT TO THE COMPANY'S CERTIFICATE OF
          INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS.


       The Board of Directors of the Company has unanimously approved and recommends to the Stockholders an amendment to the Company's Certificate of Incorporation to provide that the Board of Directors be divided into three classes: Class 1, Class 2 and Class 3, with the directors in each class to hold office for staggered terms of three years each. Under Delaware law, the amendment would become effective upon Stockholder approval and filing of the amendment to the Certificate of Incorporation with the Secretary of State of Delaware. The amendment to the Certificate of Incorporation will be filed as soon as reasonably practicable after the adoption and approval of Proposal 3 by the Company's Stockholders. If Proposal 3 is adopted, a new Article NINTH will be added to the Certificate which will read as follows:


     "NINTH: The Board of Directors shall be divided into three classes, each composed of as nearly equal a number of directors as the then total number of directors constituting the entire Board of Directors permits with the term of office of one class expiring each year. At the 1999 Annual Meeting of Stockholders, directors of the first class shall be elected to hold office for a term expiring at the next succeeding Annual Meeting of Stockholders, directors of the second class shall be elected to hold office for a term expiring at the second succeeding Annual Meeting of Stockholders, and directors of the third class shall be elected to hold office for a term expiring at the third succeeding Annual Meeting of Stockholders. Subject to the foregoing, at each Annual Meeting of Stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding Annual Meeting of Stockholders. Directors shall serve for their respective terms except in the event of their earlier death, resignation or removal, and until their successors are duly elected and shall qualify. Newly created directorships, resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, removal from office, disqualification or other cause, may be filled by a majority vote of the directors then in office, through less than a quorum, and directors so chosen shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director."

       If Proposal 3 is adopted, all directors will be elected to their classified terms at the 1999 Annual Meeting of Stockholders. Initially, the term of the Class 1 directors would expire at the 2000 Annual Meeting of Stockholders, and the terms of Class 2 and Class 3 directors would expire at the 2001 and 2002 Annual Meetings of Stockholders, respectively. Successors to the directors in each class would be elected for three-year terms. The proposed amendment would thus have the effect of causing only one class of directors per year to be elected, with the directors in the other two classes remaining in office until the elections held in later years.

       Under Delaware law, a director of a corporation with a classified board of directors may be removed by the stockholders only for cause unless the certificate of incorporation provides otherwise. The Certificate does not provide otherwise, and the contrary provision in the By-laws of the Company will be ineffective as a matter of law and will be suspended if Proposal 3 is passed. Therefore, if Proposal 3 is approved, the holders of a majority of the outstanding voting shares would be able to remove a director during their elected terms only for "cause." In this context, "cause" is not defined by statute. If a vacancy occurs during the term of any director, under Delaware law the majority of the Board of Directors may fill the vacancy, and the director so appointed will hold office until the next election of the class to which he or she was appointed. If Proposal 3 is passed, the Board of Directors will amend the By-laws to conform to these changes.

       Proposal 3 was approved by the Board based on its observation of a trend towards third parties accumulating substantial stock positions in public companies as a prelude to proposing a takeover, a restructuring or sale of all or part of the company, or other similar extraordinary corporate action. Such actions are often undertaken by the third party without advance notice to, or consultation with, management of the company involved. In many cases, the purchaser also seeks representation on the company's board of directors in order to increase the likelihood that the extraordinary corporate action proposed will be implemented by the company. If the company resists the efforts of the purchaser to obtain representation on the board, the purchaser may commence a proxy contest to have its nominees elected in place of some or all of the existing directors. The Board of Directors believes that an imminent threat of removal in such situations would severely curtail its ability to negotiate effectively. Under such pressure, the directors could be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction which could ultimately occur. Moreover, the Board of Directors believes that the longer time required to displace a classified board could help to ensure the future continuity and stability of the Company's management and policies, since a majority of the Board of Directors at any given time will ordinarily have had prior experience as directors of the Company.

       In considering this Proposal, Stockholders should be aware that Proposal 3, if approved, could have the effect of preventing even a majority Stockholder from electing any directors or taking any other action until the next annual meeting. Thus, Proposal 3 will, if approved, make any change in the composition of the Board of Directors more difficult. For example, holders of a majority of the Company's voting stock might not be able to elect a majority of the Company's directors until two or more annual meetings have been held. As a result, some persons who might otherwise seek to take over the Company may decide not even to attempt such step because of the potential that the Company might have a Board of Directors not under their control for some period of time. In addition, changes in management not related to a takeover will become more difficult.

       Takeovers or changes in management of the Company which are proposed and effected without prior negotiations with the Company's management are not necessarily detrimental to the Company and its Stockholders. Indeed, their decreased likelihood might discourage certain potential Stockholders from acquiring the Company's stock, thus potentially reducing trading activity to the possible disadvantage of some or, under certain conditions, all of the Company's Stockholders. However, the Board of Directors believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals. Proposal 3 is not being submitted as a result of, and the Board of Directors is unaware of, any specific effort by any persons to obtain control of the Company or to accumulate large amounts of its stock.

       The affirmative vote of a majority of outstanding shares of Common Stock entitled to vote at the meeting is required to approve Proposal 3. As a result, abstentions and broker non-votes are effectively equivalent to votes against Proposal 3.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 3.


                                   PROPOSAL 4

             ADOPTION OF THE COMPANY'S 1998 LONG-TERM INCENTIVE PLAN

       The Board of Directors of the Company has unanimously approved and recommends the adoption of the 1998 Long-Term Incentive Plan (the "1998 Incentive Plan" or the "Plan") to the Stockholders of the Company. The Nasdaq National Market rules require the approval of the 1998 Incentive Plan by the Stockholders. Accordingly, the 1998 Incentive Plan will become effective only if Stockholder approval is obtained.

       The Company's Incentive Stock Option Plan expired in July 1995. With respect to its two other existing plans, the Company's Non-Qualified Stock Option Plan and the Amended and Restated Equity Plan for Directors, there are 463,598 aggregate shares of Common Stock available for the grant of stock options under these plans. The Board of Directors has evaluated its existing plans and the incentives which it believes are important to assure that certain directors, officers, employees and consultants to the Company will devote the time and energy necessary to improve the Company's performance over the long term. As a result of such evaluation, the Board of Directors has determined that the Company's ability to recruit, attract, retain and reward directors, executive officers, key employees and consultants would be enhanced by the adoption of a compensation plan which provides for greater flexibility in terms of both the nature of the awards and the persons eligible to receive such awards. The 1998 Incentive Plan will provide for the granting of awards ("Awards") to directors (whether or not employees), executive officers, key employees and consultants and other service providers in the form of stock options, stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards"), deferred stock awards ("Deferred Stock Awards"), bonus stock awards, dividend equivalents ("Dividend Equivalents"), and other types of stock based awards. The variety of awards authorized by the Plan is intended to give the Company flexibility to adapt the Company's compensation practices as the business environment in which it operates changes. The Board of Directors believes that the 1998 Incentive Plan will provide a method whereby certain directors, executive officers, key employees and consultants and other service providers can share in the long-term growth of the Company and thereby promote a closer identity of interests between such persons and the Company's Stockholders.

       The Board of Directors believes it is in the best interests of the Company and its Stockholders that the 1998 Incentive Plan be adopted in order to attract and retain the services of experienced and knowledgeable directors, executive officers, key employees and consultants and other service providers for the benefit of the Company and its Stockholders and to provide additional incentives for such directors, executive officers, key employees and consultants and other service providers to continue to work for the best interests of the Company and its Stockholders and achievement of the Company's strategic goals.

       The summary of the 1998 Incentive Plan set forth below is qualified by reference to the full text thereof which is attached hereto as Appendix I.

Amount of Stock Reserved for Issuance Under the 1998 Incentive Plan

       Subject to certain adjustment provisions described below, the maximum aggregate number of shares of Common Stock that may be delivered for all purposes under the proposed 1998 Incentive Plan is 8,000,000 shares. If an Award valued by reference to Common Stock may only be settled in cash, the number of shares to which such Award relates shall not be deemed to be Common Stock subject to such Award. In the event of a change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization or other change in corporate structure, or other similar corporate transaction or event which affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 1998 Incentive Plan, the Compensation Committee shall have the authority to adjust, in a manner it deems equitable, the number, type and/or kind of shares awarded, or to be awarded, under the 1998 Incentive Plan.

Administration

       The 1998 Incentive Plan will be administered by the Compensation Committee of the Board of Directors ("Compensation Committee" or "Committee") except as noted below. The Compensation Committee will determine, among other things, the recipients of Awards under the 1998 Incentive Plan, the times at which the Awards will be made and the terms of each Award. The Board of Directors may perform the functions of the Committee for purposes of granting Awards to non-employee directors, and the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation, for the purpose of ensuring that transactions under the Plan by participants who are then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in respect of the Company are exempt under Rule 16b-3 thereunder.

Amendment of 1998 Incentive Plan

       The 1998 Incentive Plan may be amended at any time and from time to time by the Board of Directors. The Board of Directors may not, however, amend the 1998 Incentive Plan without the approval of the Stockholders if such approval is required by any federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which the shares may then be listed or quoted.

Eligibility

       Executive officers and key employees of the Company and its subsidiaries, directors of the Company, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. As of December 31, 1998 there were three non-employee directors, five executive officers, and approximately 110 employees and other persons who provide consulting or other services to the Company who were eligible to participate in the Plan subject to the discretion of the Committee or the Board of Directors.

Effective Date and Termination

       If approved by the Company's Stockholders, the 1998 Incentive Plan will be deemed effective as of May 6, 1998 and shall continue in effect until terminated by the Board of Directors.

Grant of Awards

       Individual Awards under the 1998 Incentive Plan may take the form of one or more of the following:

       Nature of Options. Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (referred to herein as "ISOs") and non-incentive stock options (referred to herein as "Non-Qualified Options") may be granted under the Plan. ISOs may be awarded only to employees of the Company or its subsidiaries.

       Stock Appreciation Rights. A SAR may be awarded to confer upon the participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the fair market value of one (1) share of Common Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than or related to an ISO, the fair market value of one (1) share at any time during a specified period before the date of exercise), over (B) the grant price of the SAR as determined by the Committee as the date of grant of the SAR, which generally shall be not less than the fair market value of one (1) share of Common Stock on the date of grant.

       Restricted Stock Awards. A Restricted Stock Award entitles the recipient to acquire shares of Common Stock ("Restricted Stock") for no cash consideration or for such other consideration as determined by the Committee, subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such dates, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any award agreement relating to the Restricted Stock, a participant granted Restricted Stock shall have all of the rights of a Stockholder, including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

       Deferred Stock Awards. A Deferred Stock Award entitles the recipient to receive shares of Common Stock ("Deferred Stock") upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

       Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

       Dividend Equivalents. The Committee is authorized to grant dividend equivalents entitling a participant to receive cash, common stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture as the Committee may specify.

       Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part or by reference to, or otherwise based on, or related to, Common Stock and factors that may influence the value of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of, or the performance of, specified subsidiaries (collectively, "Other Stock-Based Awards").

       The Committee generally is empowered to select the individuals who will receive Awards and the terms and conditions of those Awards, including exercise price for options (which generally shall not be less than the fair market value per share of the Common Stock on the date of grant) and other exercisable Awards, vesting and forfeiture conditions (if any), performance conditions, the extent to which Awards may be transferable and periods during which Awards will remain outstanding. Awards may be settled in cash, shares of Common Stock, other awards or other property, as determined by the Committee.

       The number of shares of Common Stock deliverable upon exercise of an ISO in any one year period cannot exceed $100,000 based upon the fair market value of the Common Stock at the date of grant of the ISO Award. The 1998 Incentive Plan also provides that no participant may be granted in any calendar year (i) options or SARs exercisable for more than 400,000 shares of Common Stock; or
(ii) other Awards that may be settled by delivery of more than 200,000 shares of Common Stock, and limits payments under cash-settled Awards in any calendar year to an amount equal to the fair market value of the 200,000 shares of Common Stock on the date of grant or the date of settlement of the Award, whichever is greater.

Rule 16b-3 Compliance

       Unless a participant can otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six (6) months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six (6) months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. With respect to a participant who is then subject to Section 16(b) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that shall ensure that each transaction by such participant is exempt from liability under Rule 16b-3, except that such a participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the participant regarding the non-exempt nature of such transaction.

Acceleration upon a Change of Control

       Unless otherwise provided by the Committee in an Award agreement, all conditions and restrictions relating to an Award, including limitations on exercisability, risks of forfeiture, deferral periods and conditions and restrictions requiring the continued performance of services or the achievement of performance objectives with respect to the exercisability or settlement of such Award, shall immediately lapse upon a "change in control" of the Company as such term is defined under the Plan.

Options Granted Automatically to Non-Employee Directors

       Under the Plan, each new non-employee director shall be automatically granted an option to purchase shares of Common Stock as of the effective date of the non-employee director's initial election to the Board of Directors and thereafter at the close of business on the date of final adjournment of each Annual Meeting of Stockholders of the Company. The number of shares of Common Stock subject to each initial option shall be 25,000 shares and the number of shares subject to each annual option shall be 25,000 shares or, if so determined by the Board of Directors, such other number of shares specified in the most recent resolution of the Board of Directors adopted on or prior to the date of the Annual Meeting of Stockholders that coincides with or most recently precedes the date of grant of the option. The exercise price per share of Common Stock purchasable upon exercise of a non-employee director's initial or annual option shall be equal to 100% of the fair market value of a share of Common Stock on the date of grant of the option. A non-employee director's initial or annual option shall expire at the earlier of (A) ten (10) years after the date of grant or (B) one (1) year after the date the participant ceases to serve as a director of the Company for any reason. Each non-employee director's initial or annual option may be exercised, prior to expiration, commencing one (1) year after the date of grant, or at such earlier date as may be specified by the Board of Directors. Each of the Company's current non-employee directors will become eligible to receive an annual option as described above on the date of the 2001 Annual Meeting of Stockholders following the date of their initial election to the Board.

Certain Federal Income Tax Consequences of the 1998 Incentive Plan

       The following description of certain Federal income tax consequences of the 1998 Incentive Plan is based upon current statutes, regulations and interpretations and does not include State or local income tax consequences applicable to a person who receives a stock option or other Award under the 1998 Incentive Plan.

       Neither the option holder nor the Company incurs any Federal income tax consequences as a result of the grant of an option under the 1998 Incentive Plan.

       Upon exercise of a Non-Qualified Option, the difference between the exercise price and the fair market value of the shares on the Income Recognition Date (defined below) will be taxable as ordinary income to the option holder as of such Income Recognition Date. The Income Recognition Date for shares received upon exercise of a Non-Qualified Option under the 1998 Incentive Plan is the date of exercise (except in the case of persons subject to Section 16b of the Exchange Act, in which case the Income Recognition Date will generally be the later of the date of exercise or the date six (6) months after the date of grant, unless the option holder elects to recognize income as of the exercise date).

       At the time of a subsequent sale of any shares of Common Stock obtained upon the exercise of a Non-Qualified Option under the 1998 Incentive Plan, any gain or loss generally will be a capital gain or loss to the option holder. Such capital gain or loss would be long-term gain or loss if the sale occurs more than one (1) year after the Income Recognition Date and would be short-term capital gain or loss if the sale occurs one (1) year or less after the Income Recognition Date.

       The Company will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount that the holder of a Non-Qualified Option recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code, and provided that the Company properly withholds taxes in respect of the exercise. The Company will not, however, be entitled to a deduction with respect to any payment that constitutes an "excess parachute payment" pursuant to Section 280G of the Code and does not qualify as reasonable compensation pursuant to that Section. Such payments will also subject a participant in the Plan to a non-deductible 20% excise tax.

       An option holder will not recognize any income, and the Company will not be entitled to a deduction, upon the exercise of an ISO during the option holder's employment with the Company or within three (3) months after termination of employment (or longer in the event of termination by reason of death or disability); however, in certain circumstances, upon the exercise of an ISO, the option holder may be subject to the alternative minimum tax.

       Assuming that the option holder does not dispose of the shares received within the "incentive stock option holding period," which is both two (2) years after the date that the ISO was granted and one (1) year after the exercise of an ISO, any gain recognized by the option holder on the sale or exchange of the shares will be treated as long-term capital gain and any loss sustained will be a long-term capital loss. If the shares acquired upon exercise of an ISO are disposed of before the end of the incentive stock option holding period, the disposition may cause the option holder to recognize ordinary income.

       A participant who is granted a Restricted Stock Award will not recognize taxable income at the time of the Award (except in cases where an Award of Common Stock is made without the imposition of transfer or forfeiture restrictions, in which case the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction as described below). At the time any transfer or forfeiture restrictions applicable to the Restricted Stock Award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor (if any), provided that the Company properly withholds taxes at that time. Any dividends paid to the recipient on the Restricted Stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

       A participant who is granted a Deferred Stock Award will not recognize ordinary income at the time of the Award. At the time that all of the conditions to the receipt of the Common Stock subject to the Award are satisfied, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor (if any), provided the Company properly withholds taxes at that time.

       There are no Federal income tax consequences either to the participant or the Company upon the granting of SARs. The amount of any cash (or the fair market value of any Common Stock) received by the holder upon the exercise of SARs under the 1998 Incentive Plan will be subject to ordinary income tax in the year of receipt and the Company will be entitled to a deduction for such amount, provided that the Company properly withholds taxes in respect of the exercise.

       Effective January 1, 1994, Section 162(m) of the Code limits deductions for compensation paid to or accrued for any officer named in the Compensation Table presented in the Company's Annual Meeting proxy statement, to $1,000,000 per annum. However, if certain criteria are met, then certain types of compensation are not subject to the specified limit on deductibility. These criteria are:

        o the compensation must be paid solely on account of the attainment of one or more preestablishe objective performance goals;

        o the performance goals must be established by a compensation committee ("Committee") comprised solely of two or more outside directors;

        o the material terms of the performance goal must be disclosed to, and later approved by, shareholders of the corporation; and

        o the Committee must certify in writing before payment that the performance goals and any other material terms were in fact met.

       Based on the above criteria, Awards to the Company's five most highly compensated executive officers will be subject to the Section 162(m) limitation.

Grants Under the 1998 Incentive Plan

       The following table sets forth information with respect to the number of options granted under the 1998 Incentive Plan to the named executive officers and certain groups named below during the fiscal year ended December 31, 1998, subject to securing the approval of the 1998 Incentive Plan by the Company's Stockholders(1).

                          1998 Long-Term Incentive Plan

Name and Position                                           Number of Options(1)
-----------------                                           --------------------

Glenn S. Meyers .........................................            --

William A. Wilson .......................................            --

John S. Gross ...........................................         150,000(2)

Irwin L. Gross...........................................            --

Executive Officer Group .................................         299,500(3)

Non-Executive Officer Employee Group ....................       1,793,019(4)

Non-Executive Director Group ............................            --

-----------------
(1) The identified options have been granted pursuant to the 1998 Long-Term Incentive Plan which was adopted by the Board of Directors of the Company on May 6, 1998, subject to approval by the Stockholders of the Company. In the event the Plan is not approved by the Stockholders within twelve months of its adoption by the Board of Directors, the identified options shall be deemed to be options having been granted by the Board of Directors not under any plan of the Company, and the Company shall, in its sole discretion, use its reasonable efforts to file and cause to be effective a Registration Statement on Form S-3, if available, under the Securities Act of 1933, covering the shares subject to these options.

(2) These options were granted on September 18, 1998 at an exercise price of $2.375, the per share fair market value of the Company's Common Stock at that time. The options have a term of five (5) years. Options are exercisable cumulatively in three equal installments, with the first installment becoming exercisable on the one-year anniversary of the date of employment.

(3) All Executive Officer Group options were granted on September 18, 1998 at an exercise price of $2.375. On that date, the per share fair market value of the Company's Common Stock was $2.375. Each option has a term of five (5) years, and such options are exercisable cumulatively in three equal installments, with the first installment becoming exercisable on the one-year anniversary of each grantee's date of employment.

(4) These options were granted to certain employees of the Company on September 18, 1998 at an exercise price of $2.375, the fair market value at such time. Such options vest at various rates. Certain of these options were granted to replace options to purchase stock in Rare Medium, Inc. and DigitalFacades Corporation, respectively, held by employees prior to the Company's acquisition of those companies.

Vote Required

       Adoption of the 1998 Incentive Plan requires the affirmative vote of the holders of a majority of the votes represented in person or by proxy and cast at the Special Meeting. For this purpose, abstentions will have the effect of votes against the proposal. However, broker non-votes, like shares not represented at the meeting, will neither be counted in favor of or against the proposal, nor increase or decrease the number of votes required for approval, and this will have no effect on the outcome of the proposal.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 4.

                             EXECUTIVE COMPENSATION

       The following Summary Compensation Table sets forth, for the three fiscal years ended December 31, 1998, the compensation for services in all capacities earned by the Company's Chief Executive Officer and each other named executive officer whose total annual salary, bonus and other annual compensation exceeded $100,000 in 1998.

                                            Summary Compensation Table


                                              Annual Compensation                   Long Term Compensation
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Awards   Payouts
                                                                                                   ------   -------
Name and Principal                                            Other Annual   Restricted     Securities        LTIP       All other
Position                             Salary         Bonus     Compensation     Stock        Underlying       Payouts   Compensation
                          Year        ($)            ($)          ($)         Award(s)     Options/SARs       ($)          ($)
                                                                                ($)            (#)
-----------------------------------------------------------------------------------------------------------------------------------
Glenn S. Meyers,          1998      $178,082(1)       -          $20,000(6)      -          2,000,000(8)       -            -
President and CEO

William A. Wilson,        1998      $107,692(2)       -            -             -              -              -         $ 2,154(10)
former President and CEO  1997       165,972(3)       -            -             -            300,000(9)       -           1,028(10)
                          1996        70,833(3)       -            -             -            100,000(9)       -            -

John S. Gross, CFO        1998      $113,750(4)       -           $3,875(7)      -            150,000(8)       -            -

Irwin L. Gross, former    1998       $91,400(5)       -           $3,600(6)      -            500,000          -        $118,001(11)
President and CEO         1997       305,000(5)       -            7,200(6)      -              -              -          45,353(12)
                          1996       305,000(5)       -            -             -              -              -           3,100(12)


 (1)  Includes Mr. Meyers' annual salary of $250,000 from April 15, 1998.

 (2) Includes Mr. Wilson's salary through October 13, 1998, the date of disposition of the Fresh Air Solutions, L.P. operations.

 (3) Includes Mr. Wilson's compensation for consulting services provided to Engelhard/ICC of $100,000 in 1997, and $20,833 in 1996. Mr. Wilson's consulting services were covered under a consulting agreement which was terminated December 31, 1997.

 (4)  Includes Mr. John Gross' annual salary of $175,000 from 5/13/1998.

 (5) Includes Mr. Irwin Gross' annual salary of $155,000 received from Engelhard./ICC in his capacity as Chief Executive Officer covered under an employment agreement, which was terminated February 27, 1998, in connection with the restructuring of Engelhard/ICC.

 (6)  Represents automobile allowance.

 (7)  Represents expense allowance.

 (8)  Stock options granted under the 1998 Incentive Stock Option Plan.

 (9)  Stock options granted under the Non-Qualified Stock Option Plan.

(10) Represents an ICC Technologies, Inc. 401(k) Profit Sharing Plan employer match.

(11) Represents a severance payment of $116,857 pursuant to a letter agreement dated July 1, 1998 entered into in connection with Mr. Irwin Gross' resignation as Chairman of the Board of Directors of the Company, and an ICC Technologies, Inc. 401(k) Profit Sharing Plan employer match of $1,144.

(12) Represents loan forgiveness which includes principal and accrued interest in 1997 and an Engelhard/ICC 401(k) Profit Sharing Plan employer mated of $3,100 in 1997 and 1996.

       The following table sets forth information concerning grants of stock options to purchase Common Stock during the fiscal year ended December 31, 1998, to the named executive officers.

                      Option/SAR Grants in Last Fiscal Year

                                                                                               Potential Realized Value at
                                                                                               Assumed Annual Rates of Stock
                          Individual Grants                                                    Price Appreciation for Option
                                                                                               Term
                          -------------------------------------------------------------------------------------------------------
                                                 Percent of
                             Number of              Total
                            Securities          Options/SARs
                            Underlying           Granted to       Exercise or
                           Options/SARs         Employees in      Base Price
                          Granted (#)(1)         Fiscal Year        ($/Sh)        Expiration Date       5% ($)           10% ($)
----------------------------------------------------------------------------------------------------------------------------------

Glenn S. Meyers            2,000,000(2)            39.8%           $2.375            4/15/08          $8,281,157      $15,999,940

William A. Wilson              -                     -                 -                 -                 -                -

John S. Gross                150,000(3)             3.0%           $2.375            9/18/03             $98,425        $ 217,494

Irwin L. Gross               500,000(4)            10.0%           $2.375            4/15/01            $328,084        $ 724,981


(1) The number of shares of Common Stock covered by the options are subject to anti-dilution adjustments in the event of any stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock. The vesting of the options is subject to acceleration in the event of a change in control of the Company, which means the consummation of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or other transaction or related transactions as a result of which a single person or several persons acting in concert own a majority of the shares of Common Stock (except for certain transactions that do not involve a change in the holders of a majority of the outstanding shares of Common Stock and the ownership of a majority of the outstanding shares of Common Stock by a single person).

(2) Pursuant to the acquisition of Rare Medium, Inc. by the Company, and as an inducement for him to enter into the agreement for his employment, the President and CEO was granted incentive and nonincentive stock options to acquire an aggregate of 2,000,000 shares of Common Stock at an exercise price equal to $2.375 per share, the fair value at the time of agreement, which options will become exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expire ten years from the date of grant.

(3) These options were granted on September 18, 1998 at an exercise price of $2.375, the per share fair market value of the Company's Common Stock at that time. The options have a term of five (5) years. Options are exercisable cumulatively in three equal installments, with the first installment becoming exercisable on the one-year anniversary of the date of employment.

(4) Such options were granted at the time of the acquisition of Rare Medium, Inc. at an exercise price equal to the fair market value of the common stock at the time, which become exercisable ratably on an annual basis over a three year period with the first installment becoming exercisable on the one-year anniversary of the date of grant.

       The following table sets forth information concerning the exercise of options to purchase the Shares by the named executive officers during the fiscal year ended December 31, 1998, as well as the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 1998.



             Aggregated Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values


                        Number of               Value       Number of Securities       Value of Unexercised
                        Securities          Realized ($)    Underlying Unexercised     In-the-Money Options/SARs
                        Underlying                          Options/SARs at Fiscal     at Fiscal Year End ($)
                        Options/SARs                        Year End (#)               Exercisable/
Name                    Exercised (#)                       Exercisable/Unexercisable  Unexercisable
-------------------------------------------------------------------------------------------------------------------
Glenn S. Meyers               -                   -         333,667 / 1,633,000        583,917 / 2,858,333

William A. Wilson             -                   -         575,000 / 0                834,987 / 0

John S. Gross                 -                   -         0 / 150,000                0 / 262,500

Irwin L. Gross                -                   -         1,173,000 / 500,000        1,267,844 / 875,000

Executive Employment Contracts and Severance Agreements

       In connection with the transactions consummated pursuant to the acquisition of Rare Medium, Inc., the Company entered into an Employment Agreement effective April 15, 1998, with Glenn S. Meyers ("Meyers' Employment Agreement"). Pursuant to the Meyers' Employment Agreement, Mr. Meyers has been engaged as the President and Chief Executive Officer of the Company and Rare Medium, Inc. to serve for a term of 5 years. Mr. Meyers receives an annual base salary of $250,000, with a minimum annual increase during the term of not less than 4% per annum. In addition to base compensation, Mr. Meyers is entitled to receive for each calendar year during the term, incentive compensation equal to 2% of revenues derived from activities of Rare Medium, Inc. for such calendar year in excess of the revenues of Rare Medium, Inc. for the preceding year. The Meyers' Employment Agreement provides Mr. Meyers with a right to terminate his employment agreement upon a breach of such agreement or upon the occurrence of certain events constituting a "change in control" of the Company as defined therein, upon which Mr. Meyers would be entitled to receive all salary and incentive compensation for the remaining term, the cash value of all benefits which would have been received by him for the remaining term and the cash value of all unexercised stock options (whether or not vested) or the cashless exercise value thereof. The Meyers' Employment Agreement also contains a covenant not to compete with the Company or any of its affiliates for the term of the agreement, plus one additional year. Concurrently with the execution of the Meyers' Employment Agreement, the Company granted to Mr. Meyers options to acquire an aggregate of 2,000,000 shares of Common Stock at exercise prices equal to $2.375 per share, which options become exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expire ten years from the date of grant.

         In connection with his resignation as the Chairman of the Board of Directors of the Company, Mr. Irwin Gross entered into a letter agreement dated July 1, 1998 with the Company, pursuant to which Mr. Gross received a severance payment of $145,000, which when netted against off setting amounts resulted in a net payment of $116,857.

Compensation of Directors

       Each non-employee director receives a per meeting fee of $1,000 for each Board of Directors meeting and $500 for each committee meeting attended, along with expenses incurred in connection with each meeting attended. See "Stock Option Plans" below.

Stock Option Plans

       The Company's Incentive Stock Option Plan ("ISOP") which authorized 1,750,000 aggregate shares of Common Stock for the granting of stock options expired July 18, 1995, and there are no outstanding options to purchase Common Stock of the Company which were granted under such Plan.

       The Company has a Nonqualified Stock Option Plan ("NQSOP") for directors, officers and key employees of the Company. The number of options to be granted thereunder and the exercise prices for such options are determined by the Stock Option Committee of the Board of Directors in accordance with the terms of the plan. Under the NQSOP, option prices as determined by the Stock Option Committee may be greater or less than the fair market value of the Common Stock as of the date of the grant, and the options are generally exercisable for a period of ten years and vest ratably over a three to five year period subsequent to the grant date. The NQSOP authorized 5,100,000 aggregate shares of Common Stock for the granting of stock options, of which 355,598 shares were available for granting stock options as of December 31, 1998.

       During 1994, the Company adopted an Equity Plan for Directors (the "Equity Plan for Directors") pursuant to which non-employee directors received automatic option grants whose vesting was dependent on the market price of the Common Stock. Under the Equity Plan for Directors each non-employee director was entitled to receive an option to purchase 50,000 shares of Common Stock on the date such person first became a director and thereafter was entitled to the automatic grant of an option to purchase an additional 50,000 shares of Common Stock on each fifth anniversary of the initial grant, in each case vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of ten years and providing for accelerated vesting in the event of death or a "change in control" of the Company as defined therein. The exercise price for the options granted under the Equity Plan for Directors was the fair market value of the Common Stock on the date of each grant.

       On October 26, 1998, the Board of Directors of the Company amended and restated the Equity Plan for Directors to change the Plan from a formula-based stock option plan as described above to a discretionary plan (the "Amended and Restated Equity Plan for Directors"), thereby providing more flexibility in determining incentive based stock option awards for non-employee directors of the Company.

       Upon becoming directors of the Company in 1998, each of Steven Winograd and Jeffrey M. Killeen was granted an option for 75,000 shares of Common Stock on October 28, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $1.9375 per share, the fair market value of the Common Stock on the date of grant, and Richard T. Liebhaber was granted an option for 75,000 shares on November 2, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $2.8125 per share, the fair market value of the Common Stock on the date of grant, all of which vest ratably over three years. The Equity Plan for Directors, amended and restated as described above, authorized 500,000 aggregate shares of Common Stock for the granting of such options under the Plan, of which 108,000 were available for granting stock options as of December 31, 1998. It is anticipated that if the Stockholders approve the 1998 Incentive Plan under Proposal 4, future grants of stock options to directors will principally be made under the 1998 Incentive Plan.

Compensation Committee Interlocks and Insider Participation

       The members of the Compensation Committee and the Stock Option Committee for the Company during 1998 were Charles T. Condy, Andrew L. Shapiro and Mark S. Hauser, each of which was a non-employee director. Following their respective resignations from the Board of Directors in 1998, such directors were succeeded by Richard T. Liebhaber and Jeffrey M. Killeen, also non-employee directors, as committee members.

                             SOLICITATION OF PROXIES

     The cost of this solicitation of proxies will be borne by the Company. Directors, officers and regular employees of the Company may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. In addition, the Company has engaged the firm of Morrow & Company, to assist in the solicitation of proxies, to which it will pay a fee of approximately $6,000 and has agreed to reimburse it for its reasonable expenses. The Company will reimburse American Stock Transfer & Trust Company for forwarding proxy materials to beneficial owners and serving as inspectors of election. The total estimated cost for this solicitation of proxies is approximately $25,000.

--------------------------------------------------------------------------------
                     IMPORTANT - MAIL YOUR SIGNED PROXY CARD

              Please complete, sign, date and mail your Proxy Card.
--------------------------------------------------------------------------------

                                         By Order of the Board of Directors.


February ___, 1999                       /s/ John S. Gross
                                          ----------------------------------


New York, New York                       John S. Gross, Senior Vice President,
                                         Chief Financial Officer, Treasurer and
                                         Assistant Secretary

                                                                      APPENDIX 1

                             ICC TECHNOLOGIES, INC.

                          1998 LONG-TERM INCENTIVE PLAN

       1. Purpose. The purpose of this 1998 Long-Term Incentive Plan (the "Plan") of ICC Technologies, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward executive officers, key employees, directors and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase their proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

       2. Definitions. The terms "Award" or "Awards" under the Plan means Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other compensation or right, Dividend Equivalents and Other Stock Based Awards as set forth in Section 6 hereof together with any other right or interest granted to a Participant under the Plan. For purposes of the Plan, the following additional terms shall be defined as set forth below:

          (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

          (b) "Beneficial Owner" and related terms shall have the meaning ascribed thereto under Section 13(d) of the Exchange Act, including Rule 13d-3, and any successor thereto.

          (c) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) "Board" means the Board of Directors of the Company.

          (e) A "Change in Control" shall be deemed to have occurred if: (i) there is a merger or consolidation of the Company into or with any other corporation when the Company is not the surviving entity of such merger or consolidation, (ii) there is an acquisition, directly or indirectly by any entity or "group" (as defined in Section 13(d) of the Securities and Exchange Act of 1934, as amended), of stock or options, or any combination thereof, (a) constituting a majority of the then outstanding common stock of the Company or
(b) possessing a majority of the then outstanding voting power of the Company,
(iii) there is any similar purchase or other acquisition of a majority of the total equity interest of the Company, (iv) there is an acquisition of all, or substantially all of, the assets of the Company, or (v) upon the formation of a joint venture or partnership with the Company for the purpose of effecting a transfer of control of, or a material interest in, the Company (such merger, consolidation, sale or other transaction being hereinafter referred to as a "Transaction"). There shall be excluded from the foregoing any Transaction as a result of which (a) the holders of Common Stock prior to the Transaction retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity and (b) no single person owns more than half of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this definition, voting common stock of the acquiring or surviving corporation or other entity that is issuable upon conversion of convertible securities or upon exercise of warrants or options shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock which is equivalent to the number of such votes that may be cast by the holders of such securities.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor regulations thereto.

          (g) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of two or more directors. In appointing members of the Committee, the Board will consider whether each member shall qualify as a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) of the Exchange Act and as an "outside director" within the meaning of Treasury Regulation ss.1.162-27(e)(3) under Code Section 162(m), but such members are not required to so qualify at the time of appointment or during their term of service on the Committee.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

          (i) "Fair Market Value" means, with respect to Awards or other property, the fair market value of such Stock, Award or other property determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the "Fair Market Value" of Stock shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in The Wall Street Journal (or other reporting service approved by the Committee).

          (j) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (k) "Non-Employee Director" means a director of the Company who is not, at the time an Option is to be granted under Section 8(a) or (b), an employee of the Company or any subsidiary of the Company.

          (l) "Non-Employee Director Initial Option" or "Annual Option" means an Option to purchase the number of shares specified in or under Section 8(a) or
(b), subject to adjustment as provided in Section 4(c), granted to a Non-Employee Director.

          (m) "Participant" means a person who, at a time when eligible under
Section 5 hereof, has been granted an Award under the Plan.

          (n) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (o) "Stock" means the Common Stock, $.01 par value, of the Company and such other securities as may be substituted or resubstituted for Stock pursuant to Section 4.

       3. Administration.

          (a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

              (i) to select persons to whom Awards may be granted;

              (ii) to determine the type or types of Awards to be granted to each such person;

              (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award shall relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, a schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to a Award (including waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

              (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be cancelled, forfeited or surrendered;

              (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award shall be deferred either automatically, at the election of the Committee or at the election of the Participant;

              (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

              (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

              (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

              (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards (subject to the Section 8, which provides for certain automatic grants) to Non-Employee Directors, and the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation, for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the usage or context otherwise requires.

          (b) Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with its prior action. If not specified in the Plan, the date by which the Committee must or may make all determinations shall be determined by the Committee, and any such determination may thereafter by modified by the Committee (subject to Section 9(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or a subsidiary of the Company, the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

          (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive, compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

       4. Stock Subject to Plan.

          (a) Amount of Stock Reserved. Subject to adjustment as provided in
Section 4(c) below, the maximum aggregate number of shares of Stock that may be delivered for all purposes under the Plan shall be eight million (8,000,000) shares. Shares of Stock subject to any Award, including, without limitation, an ISO, Restricted Stock or Deferred Stock Award, shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant and the number of shares of Stock as to which such Award was not exercised will be available for future Awards. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall not be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for Participant's Account.

          (b) Annual Per Participant Limitations. With respect to ISO Awards, the value of shares of Stock that may be delivered upon the exercise of an ISO in any one year period cannot exceed $100,000 based on the fair market value of the Stock at the date of the ISO grant. During any calendar year, no Participant may be granted Options and SARs exercisable for more than 400,000 shares of Stock and Awards other than Options and SARs that may be settled by delivery of more than 200,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the 200,000 shares of Stock (i) at the date of grant or (ii) at the date of settlement of Award. This provision sets forth separate limitations, so that Awards that may be settled solely by delivery of Stock shall not operate to reduce the amount of cash-only Awards, and vice-versa; nevertheless, Awards that may be settled in Stock or cash must not exceed any applicable limitation.

          (c) Adjustments. In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of

Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved for ISOs and Restricted and Deferred Stock, (ii) the number and kind of shares of Stock specified in the annual per participant limitations provisions under
Section 4(b), (iii) the number and kind of shares of Stock to be subject to Non-Employee Director Initial and Annual Options thereafter granted, (iv) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (v) the number and kind of shares that may be issued in respect of other outstanding Awards, and (vi) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statement of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan to fail to comply with Section 422(b)(1) of the Code.

       5. Eligibility. Executive officers and key employees of the Company and its subsidiaries, including any director or officer who is also such an executive officer or key employee, directors of the Company, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries or agreed to become a director of the Company is eligible to be granted an Award under the Plan; provided, however, that such Award shall be cancelled if such person fails to commence such employment service as a director, and no payment of value may be made in connection with such Award until such person has commenced such employment or service.

       6. Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except as expressly provided by the Committee (including for purposes of complying with requirements of the Delaware General Corporation Law relating to lawful consideration for issuance of shares), no consideration other than services shall be required for the grant (but not the exercise) of any Award.

          (b) Options. The Committee is authorized to grant Options (including "reload" options automatically granted to offset specified exercises of Options) ("Options") on the following terms and conditions:

              (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, except as otherwise provided for herein, such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

              (ii) Date and Method of Exercise. The Committee shall determine the date or dates at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Award or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise arrangements," to the extent permitted by applicable law), and the methods by which Stock shall be delivered or deemed to be delivered to Participants.

              (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code including, but not limited to, the requirement that no ISO shall be granted more than 10 years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either Plan or any ISO under Section 422 of the Code, unless requested by the affected Participant.

          (c) Stock Appreciation Rights. The Committee is authorized to grant stock appreciation right ("SARs") on the following terms and conditions:

              (i) Right to Payment. A SAR shall confer upon the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one (1) share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than or related to an ISO, the Fair Market Value of one (1) share at any time during a specified period before after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as the date of grant of the SAR, which, except as otherwise provided for herein, shall be not less than the Fair Market Value of one (1) share of Stock on the date of grant.

              (ii) Other Terms. The Committee shall determine the date, or dates, at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section

6(c), as the Committee may determine. Limited SARs may be either freestanding or issued in tandem with other Awards.

          (d) Restricted Stock. The Committee is authorized to grant restricted stock ("Restricted Stock") on the following terms and conditions:

              (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such dates, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

              (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of termination resulting from specified causes.

              (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of the Restricted Stock certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

              (iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereto automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit. Stock distributed in connection with property distributed as a dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

          (e) Deferred Stock. The Committee is authorized to grant deferred stock ("Deferred Stock") subject to the following terms and conditions:

              (i) Award and Restrictions. Delivery of Stock shall occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

              (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of termination resulting from specified causes.

          (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

          (g) Dividend Equivalents. The Committee is authorized to grant dividend equivalents entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture as the Committee may specify.

          (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part or by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of, or the performance of, specified subsidiaries (collectively, "Other Stock-Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee shall determine.

Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

       7. Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, at the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or an other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards may be granted either as of the same time as or different time from the grant of such other Awards or awards.

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

          (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

          (d) Rule 16b-3 Compliance.

              (i) Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six (6) months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six (6) months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

              (ii) Other Compliance Provisions. With respect to a Participant who is then subject to Section 16(b) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that shall ensure that each transaction by such Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent any Participant who is subject to Section 16 of the Exchange Act from incurring liability under
Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities acquired under the Plan, which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

          (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

          (f) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f). The performance objectives for an Award subject to this
Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee. Such levels of performance may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one (1) year nor more than five (5) years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing.

          (g) Acceleration upon a Change of Control. Notwithstanding anything contained herein to the contrary, unless otherwise provided by the Committee in an Award Agreement, all conditions and restrictions relating to an Award, including limitations on exercisability, risks of forfeiture, deferral periods and conditions and restrictions requiring the continued performance of services or the achievement performance objectives with respect to the exercisability or settlement of such Award, shall immediately lapse upon a Change in Control.

       8. Options Granted Automatically to Non-Employee Directors.

          (a) Initial Option Grants. A Non-Employee Director Initial Option shall be automatically granted as of the effective date of the Non-Employee Director's initial election to the Board if he or she qualifies as a Non-Employee Director at that date.

          (b) Annual Option Grants. A Non-Employee Director Annual Option shall be automatically granted at the close of business on the date of final adjournment of each annual meeting of stockholders of the Company, to each member of the Board of Directors who then qualifies as a Non-Employee Director. The foregoing notwithstanding, any person who has been automatically granted a Non-Employee Director Initial Option under Section 8(a) shall not be automatically granted a Non-Employee Director Annual Option at the first annual meeting of stockholders following such grant of the Initial Option if such annual meeting takes place within three (3) months after the effective date of such grant of the Initial Option.

          (c) Number of Shares Subject to Automatic Option Grants In the case of any Initial or Annual Option, the number of shares of Stock to be subject to each Initial Option shall be 30,000 and each Annual Option shall be 30,000 or, if so determined by the Board, such other number of shares specified in the most recent resolution of the Board adopted on or prior to the date of the annual meeting of stockholders that coincides with or most recently precedes the date of grant of the Option.

          (d) Other Non-Employee Director Initial and Annual Option Terms. Other terms of Initial and Annual Options shall be as follows:

              (i) The exercise price per share of Stock purchasable upon exercise of a Non-Employee Director Initial or Annual Option shall be equal to 100% of the Fair Market Value of a share of Stock on the date of grant of the Option.

              (ii) A Non-Employee Director Initial or Annual Option shall expire at the earlier of (A) ten 10 years after the date of grant or (B) one (1) year after the date the Participant ceases to serve as a director of the Company for any reason.

              (iii) Each Non-Employee Director Initial or Annual Option may be exercised, prior to expiration, commencing one (1) year after the date of grant, or at such earlier date as may be specified the Board of Directors; provided, however, that an Option may be exercised following a Participant's termination of service as a director for reasons other than death or disability, but only if the director served for, at least, eleven (11) months after the date of grant or the Option was otherwise exercisable at the date of termination of service.

          (e) Method of Exercise. A Participant may exercise a Non-Employee Director Initial or Annual Option, in whole or in part, at such date as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares already owned by the Participant (except for shares acquired from the Company by exercise of option less than six (6) months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and shares.

          (f) Availability of Shares. If an automatic grant of Options authorized under Section 8(a) or (b) cannot be made in full due to the limitation set forth in Section 4(a), such grant shall be made (together with other automatic grants to occur at the same time) to the greatest extent then permitted under Section 4(a).

       9. General Provisions.

          (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that the Company is in full compliance with such laws, regulations and other obligations of the Company. Certificates representing shares of Stock issued under the Plan shall be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (b) Limitations on Transferability. Awards and other rights under the Plan shall not be transferable by a Participant, except by will or the laws of descent and distribution or to a beneficiary in the event of the Participant's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

              (i) Procedures. The Company acting as the "Administrator" of the Plan within the meaning of Section 3(16) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), shall make all determinations as to the right of any claimant to an uninsured benefit under this Plan in accordance with the procedure set forth below.

              (ii) Claims. All claims for benefits under this Plan shall be made in writing and shall be signed by the applicant. Claims shall be submitted to a representative designated by the Company and hereinafter referred to as the "Plan Sponsor's Representative."

                    (A) Each claim hereunder shall be acted on and approved or disapproved by the Company within ninety (90) days following the receipt by the Plan Sponsor's Representative of the information necessary to process the claim.

                    (B) In the event the Company denies a claim for benefits, in whole or in part, the Company shall notify the applicant in writing of the denial of the claim and notify such applicant of his/her right to a review of the decision by the Named Appeals Fiduciary. Such notice shall also set forth, in a manner calculated to be understood by the applicant, the specific reason for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim, with an explanation of why such materials or information is necessary, and an explanation of the Plan's claim review procedure as set forth in this paragraph.

                    (C) If no action is taken by the Company on an applicant's claim within ninety (90) days after receipt by the Plan Sponsor's
Representative, such application shall be deemed to be denied for purposes of the following appeals procedure.

              (iii) Review of Decision. Any applicant whose claim for benefits is denied in whole or in part (such applicant being hereinafter referred to as the "Claimant") may appeal from such denial to the Named Appeals Fiduciary for a review of the decision. Such appeal must be made within sixty (60) days after the Claimant has received written notice of the denial as provided above in Paragraph ii. An appeal must be submitted in writing within such period and must:

                    (A) Request a review by the Named Appeals Fiduciary of the claim for benefits under this Plan;

                    (B) Set forth all of the grounds upon which the Claimant's request for review is based and any facts in support thereof; and

                    (C) Set forth any issues or comments which the Claimant deems pertinent to the appeal.

              Upon receipt of a notice of denial, the Plan Sponsor's Representative shall establish a hearing date on which the Claimant may make an oral presentation in support of his/her appeal. All oral appeals shall be heard by the Named Appeals Fiduciary. The Claimant may elect to forego the oral presentation. In such event, the Named Appeals Fiduciary shall determine the appeal on the basis of the written evidence as presented by the parties.

              The Named Appeals Fiduciary shall act upon each appeal within sixty (60) days after receipt thereof unless special circumstances require an extension of the time for processing the Claimant's request, any such written notice of the extension shall be forwarded to the Claimant prior to the commencement of the extension. In no event shall such extension exceed a period of one hundred twenty (120) days after the request for review is received by the Named Appeals Fiduciary.

              The Named Appeals Fiduciary shall make a full and fair review of each appeal and any written materials submitted by the Claimant and/or the Company in connection therewith. The Named Appeals Fiduciary may require the Claimant and/or the Company to submit such additional facts, documents or other evidence as the Named Appeals Fiduciary in its discretion deems necessary or advisable in making its review. The Claimant shall be given the opportunity to review pertinent documents or materials upon submission of a written request to the Named Appeals Fiduciary, provided the Named Appeals Fiduciary finds the requested documents or materials are pertinent to the appeal.

              On the basis of its review, the Named Appeals Fiduciary shall make an independent determination of the Claimant's eligibility for benefits under this Plan. The decision of the Named Appeals Fiduciary on any claim for benefits shall be final and conclusive upon all parties thereto.

              In the event the Named Appeals Fiduciary denies an appeal, in whole or in part, the Named Appeals Fiduciary shall give written notice of the decision to the Claimant, which notice shall set forth, in a manner calculated to be understood by the Claimant, the specific reasons for such denial and which shall make specific reference to the pertinent Plan provisions on which the Named Appeals Fiduciary's decision was based.

              (iv) Named Appeals Fiduciary. The "Named Appeals Fiduciary" shall be the person or persons named as such by the Company. Named Appeals Fiduciaries may at any time be removed by the Company. All such removals may be with or without cause and shall be effective on the date stated in the notice of removal. The Named Appeals Fiduciary shall be the "Appropriate Named Fiduciary" within the meaning of Section 503 of ERISA, and, unless appointed to other fiduciary responsibilities, shall have no authority, responsibility, or liability with respect to any matter other than the proper discharge of the functions of the Named Appeals Fiduciary as set forth herein.

              (v) Compliance with Regulations. It is intended that the claims procedure of this Plan be administered in accordance with the claims procedure regulations of U.S. Department of Labor Regulation ss.2560.503-1.

          (c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or other person's service at any time or with the right of the Board or stockholders to remove any director.

          (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof, in satisfaction of a Participant's tax obligations.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit such other changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

          (f) No Rights to Awards; No Stockholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan (except for a director who has become entitled to Options under Section 8), and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or in the case of an Option, the Option is duly exercised.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan, unless the Committee otherwise determines with the consent of each affected Participant.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Effective Date; Plan Termination. The Plan became effective as of May 6, 1998, the date of its adoption by the Board, subject to stockholder approval, and shall continue in effect until terminated by the Board.

          (l) Pooling-of-Interest Accounting. Notwithstanding anything to the contrary stated in this Plan, any provisions of this Plan that would result in the inability to use the pooling-of-interest method of accounting shall be deemed to be rescinded or canceled.

          (m) None of the payments, benefits or rights of any Participant or Beneficiary shall be subject to any claim of any creditor to the fullest extent permitted by law. No Participant or Beneficiary shall have the right to alienate, anticipate, commute, encumber or assign any of the benefits or payments which he/she may expect to receive, contingently or otherwise, under this Plan, except the right to designate a Beneficiary or Beneficiaries as hereinabove provided.

          (n) Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforeability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

          (o) Heirs, Assigns and Personal Representatives. This Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future.

          (p) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

          (q) Gender and Number. Except where otherwise clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice-versa.

          (r) Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Company and all other parties with respect thereto.

          (s) Binding Effect. The Plan shall be binding upon the Company. In the event of a merger or other event of reorganization or consolidation involving the Company, whereby the shareholders of the Company on the date of the execution of this Plan own more than fifty percent (50%) of the voting power with respect to the voting stock of the surviving entity, this Plan shall continue in full force and effect and become an obligation of the surviving entity.

                             ICC TECHNOLOGIES, INC.

          PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON MARCH __, 1999

                 Solicited on behalf of the Board of Directors

     The undersigned hereby appoints Glenn S. Meyers, Chairman of the Board of ICC Technologies, Inc. (the "Company") and John Gross, Chief Financial Officer of the Company, or either of them individually and each of them with the full power of substitution, as attorney and proxy of the undersigned for and in the name, place and stead of the undersigned, to appear at the Special Meeting of Stockholders of the Company to be held on the 16th day of March 1999, at the Masonic Hall, located at 71 West 23rd Street, New York, NY 10010, and at any postponement of adjournment thereof, and to vote all of the shares of Common Stock, which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The Board of Directors recommends a vote for approval of each of the proposals to be voted on at the meeting.

     The Board of Directors has fixed the close of business on January 29, 1999, as the record date for the determination of Stockholders entitled to vote at the meeting. Only Stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

                         (To be Signed on Reverse Side)

                Please Detach and Mail in the Envelope Provided

         Please mark your
 A  /X/  votes as in this
         example.

THE UNDERSIGNED HEREBY DIRECTS THAT THIS PROXY BE VOTED AS FOLLOWS:
                                                                                                FOR    AGAINST    ABSTAIN
THIS PROXY WILL WHEN PROPERLY               1. To approve a proposal to amend the
EXECUTED, BE VOTED AS DIRECTED.                Company's Certificate of Incorporation to
IF NO DIRECTIONS TO THE CONTRARY               change the name of the Company to Rare           / /      / /        / /
ARE INDICATED IN THE BOXES                     Medium Group, Inc.
PROVIDED, THE PERSONS NAMED HEREIN
INTEND TO VOTE FOR THE APPROVAL OF          2. To approve a proposal to amend the
EACH OF THE PROPOSALS TO BE VOTED              Company's Certificate of Incorporation to        / /      / /        / /
ON AT THE MEETING.                             increase the number of authorized shares of
                                               Common Stock of the Company from
THE SAID ATTORNEY AND PROXY PRESENTED          50,000,000 shares to 200,000,000 shares.
AT SAID MEETING MAY EXERCISE ALL THE
POWERS HEREUNDER. THE UNDERSIGNED           3. To approve a proposal to amend the
HEREBY ACKNOWLEDGES RECEIPT OF THE             Company's Certificate of Incorporation to        / /      / /        / /
ACCOMPANYING PROXY STATEMENT.                  divide the Board of Directors into three
                                               classes.

                                            4. To approve a proposal to adopt the
                                               Company's 1998 Long-Term Incentive Plan.         / /      / /        / /


Stockholder's Signature: ________________________________________ Dated: _________, 1999

Signature: ______________________________________________________ Dated: _________, 1999

Note: It is necessary that you date this Proxy and sign your name (or names) exactly as it appears on the label indicating any official position or representive capacity.